                               Semi-Annual Report

-------------------------------------------------------------------------------
                                Dreyfus Premier
                                 Small Company
                                   Stock Fund
-------------------------------------------------------------------------------



                                 April 30, 1998

                                     [Logo]

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
We are pleased to report the performance for the Dreyfus Premier Small
Company Stock Fund for the six-month period ended April 30, 1998, as shown in the following table:
                                                           Total Return*
                                                          --------------
     Class A                                                   8.62%
     Class B                                                   8.24%
     Class C                                                   8.18%
     Class R                                                   8.70%
     Russell 2500 Index**                                     13.27%
Although the Fund's R Shares, which represent 86% of the Fund's assets, were up nearly 9% for the latest six-month period, they underperformed their Russell 2500 benchmark. The R shares, however, are still ahead of the benchmark on a longer term basis.

Economic Review
Although real Gross Domestic Product (GDP) sustained a growth trend approaching 4% into the first quarter, incoming evidence suggests a shift to somewhat slower economic growth in coming months. Aggregate profit margins already have begun to narrow in some sectors. The conflicting pressures of a softening economy and a tightening labor market have kept the Federal Reserve Board in neutral, although a bias favoring higher policy rates was resumed recently. Market interest rates have likewise stayed within a narrow range in recent months.

While manufacturing has turned appreciably sluggish since year-end, this was overshadowed in the first quarter by a strong rebound in domestic demand. The industrial sector has been slowed by the strong dollar and by weak exports. However, with Asian economies still in turmoil, competition from Asian-made imports has emerged only gradually. The first-quarter rebound in domestic demand was fueled primarily by strong housing market conditions and rising real household incomes, but additionally by several short-lived influences.

Rising real wages that have been such a boon to consumers in recent months may also be taking a toll on corporate profit margins. The first sign of profit pressure was seen last year as the dollar strengthened. This year, profit margins have eroded further due to weak exports and falling prices in some sectors. However, accelerating wage growth that is apparent alongside limited pricing power may also prove a harbinger of profit margin erosion. Hence, a shift to slower economic growth that coexists with rising wage pressures creates a further risk to overall profit growth.

The above pressures have kept Fed policy unchanged until now. However, policymakers seem more concerned about wage growth than economic strains, as evidenced by a recent shift towards a tightening bias. Although long-term bond yields were below year-ago levels at the end of April, substantially lower yields have proven difficult to attain in the absence of lower short-term rates. This too could restrain the economic growth rate.

Market Overview
Equity prices during the six months ended April 30, 1998 continued to display considerable volatility, most of the time on the upside. Last November, the markets were still trying to recover from the financial crisis in Asia. As the months went by, however, the U.S. equity markets rebounded from that severe blow.

Early in the New Year, there were temporary setbacks due to worries about inflation and concern about the corporate profit outlook. By midwinter, however, the markets resumed their upward surge, which continued almost unbroken until interest rate jitters struck again in late April. This time the cause was a press report that the Fed was going to tilt its policy toward tightening credit.

As it turned out, even that scare was short-lived and, as the month of May began, stock prices set new records once again, especially the stocks of the large-capitalized corporations.

Despite the impressive gains in the broad market averages, it was not a market that would allow investors simply to sit back and relax. Some commentators had begun to refer to it as the "bubble market," a market that could inflate to record heights one week, yet the next week could be deflated just as quickly by unexpected national, international and corporate news.

Now that most first-quarter corporate profits have been reported, it is apparent that the quarter saw a slowdown in total profits. The Wall Street Journal cited estimates that the first-quarter profit growth for the Dow Jones Industry Groups was just 4.1%. This was described as the smallest growth in earnings since the fourth quarter of 1991. Yet an impressive segment of analysts were predicting that profits could increase by 8% in the second quarter and even by 11% for this year as a whole. Still, many skeptics saw those numbers as overoptimistic. They cited several factors:

* possible delayed reaction to the collapse of Asian markets;
* the everpresent possibility that the Fed could still raise interest rates;
* the approaching shadow of the midterm elections next fall, with all the political acrimony they could bring.

There was also the risk that Fed Chairman Greenspan might once again warn against excessive enthusiasm in the equity markets, as he did in late 1996 when he spoke of "irrational exuberance."


In this atmosphere, wary investors were as quick to sell as to buy, depending on the ebb and flow of economic and political news. Volatility, it appeared, was a condition the markets would need to live with for some time to come, in rising as well as in falling markets.

Portfolio Focus
When Asian concerns first impacted the stock market last October, small to mid-cap stocks and your portfolio did not fare as well as larger cap issues. This was in sharp contrast to the previous six-month period ended October 31, 1997 when your Fund outperformed its benchmark and smaller cap stocks significantly outperformed the S&P 500 Index.

Over the past six months, investors have preferred larger, more liquid stocks even though smaller cap issues generally came through with better than expected earnings in the fourth quarter of 1997 as well as for the first three months of 1998. During this period, companies that failed to meet earnings expectations generally experienced immediate price corrections.

Underperformance in the past six months occurred in the business machines, electronics, pollution control, producer goods, and tobacco industries. The Fund's five worst performing stocks were largely confined to those industries, specifically Philip Services (pollution control), Electronics for Imaging (business machines), Adaptec (electronics), Nabors Industries (oil service), and Consolidated Cigar Holdings, Cl.A (tobacco).

Philip Services was hurt by an overstatement of past earnings. Electronics for Imaging and Adaptec were impacted by the Asian slowdown and subsequent earnings disappointments. Nabors Inds. was hit by profit taking and softer oil and gas prices, and Consolidated Cigar declined on price competition from lower quality cigars and negative health and regulatory concerns. Most of these stocks have been sold, although we continue to retain Electronics for Imaging which has shown a significant price recovery from its recent oversold levels.

On the positive side, the best performing industries were services, apparel, airlines, insurance, and health care. America West Holdings (airline), Intuit, SunGuard Data Systems and Sterling Software (service software companies), and Lincare Holdings (health care) were strong contributors to performance. In addition, Chancellor Media, a radio broadcaster, and Safeskin, a leading producer of sanitary medical gloves, were among the top five performers in the portfolio

Takeovers and mergers once again played a positive role in the Fund's performance. LCI International, Money Store, Devon Group, Regal Cinemas, Medusa and Mid-Ocean were all in the process of being acquired at significant price premiums.

We continue to adhere strictly to the investment disciplines that have served us well over the years. The Fund's sector weightings are similar to the Russell 2500 Index and the portfolio characteristics of beta (volatility), yield and market capitalization are also similar to the benchmark. We will continue to closely monitor holdings and are on a constant lookout for new opportunities to enhance returns. Interestingly, the relative valuations of smaller cap stocks are now close to their 1990 lows compared to larger cap stocks.

Sincerely,

/s/ Anthony J. Galise                            /s/ James C. Wadsworth

Anthony J. Galise                                James C. Wadsworth
                       Portfolio Managers
May 18, 1998
Pittsburgh, PA

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** SOURCE: THE FRANK RUSSELL COMPANY -- Reflects the reinvestment of income dividends and where applicable capital gain distributions. The Russell 2500 Index is a widely accepted measure of small-cap stock performance.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Investments                             April 30, 1998 (Unaudited)


Common Stocks--98.7%                                                             Shares          Value
-------------------------------------------------------------------------------  ------       -----------


Basic Industries--6.9%       ACX Technologies..............................      71,350 (a)   $ 1,703,481
                             Agrium........................................     107,400         1,684,837
                             American Building.............................      27,510 (a)       955,972
                             AptarGroup....................................      28,610         1,788,125
                             Cabot.........................................      76,480         2,748,500
                             Caraustar Industries..........................      40,070         1,372,398
                             Clayton Homes.................................     104,466         2,095,849
                             Cytec Industries..............................      60,090 (a)     3,289,928
                             Jacobs Engineering Group......................      31,780 (a)     1,060,658
                             Mail-Well.....................................      41,200 (a)     1,993,050
                             Medusa........................................      34,740         2,136,510
                             Sybron International..........................      55,100 (a)     1,460,150
                             Triangle Pacific..............................      33,940 (a)     1,476,390
                                                                                              -----------
                                                                                               23,765,848
                                                                                              -----------

Capital Spending--24.8%      AGCO..........................................      84,460         2,259,305
                             Adaptec.......................................      59,690 (a)     1,413,907
                             Altron........................................      60,360 (a)       875,220
                             Analysts International........................      42,880         1,243,520
                             Apple Computer................................      94,000 (a)     2,573,250
                             Atmel.........................................      72,290 (a)     1,459,354
                             Avis Rent A Car...............................      60,300 (a)     1,579,106
                             BJ Services...................................      22,800 (a)       855,000
                             Cognex........................................      42,540 (a)     1,028,936
                             Cognos........................................      68,800 (a)     1,885,891
                             DT Industries.................................      39,600         1,326,600
                             Dallas Semiconductor..........................      43,240         1,667,443
                             Duke Realty Investments.......................      69,800         1,662,113
                             ECI Telecommunications, ADR...................      80,180         2,445,490
                             Electroglas...................................      68,770 (a)     1,160,494
                             Electronics For Imaging.......................      69,200 (a)     1,418,600
                             Fairchild, Cl. A..............................      44,500 (a)       906,687
                             First Health Group............................      44,300 (a)     2,613,700
                             Galilieo International........................      66,400         2,680,900
                             Goodrich (B.F.)...............................      36,891         1,985,197
                             Hadco.........................................      42,840 (a)     1,638,630
                             Hummingbird Communications....................      57,210 (a)     1,902,233
                             Intuit........................................      70,000 (a)     3,723,125
                             Kennametal....................................      41,870         2,232,194
                             Komag ........................................      82,000 (a)     1,271,000
                             Mutual Risk Management........................      98,760         3,345,495
                             NeoMagic......................................     103,900 (a)     2,136,444
                             OmniQuip International........................      49,800         1,164,075
                             Pittston Brinks Group.........................      68,910         2,696,104
                             Plantronics...................................      56,120 (a)     2,385,100
                             Rental Service................................      70,400 (a)     2,046,000
                             Silicon Valley Group..........................     101,230 (a)     1,923,370
                             Sirrom Capital................................     117,320         3,504,935

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                April 30, 1998 (Unaudited)


Common Stocks (continued)                                                        Shares          Value
-------------------------------------------------------------------------------  ------       -----------

Capital Spending (continued) Sotheby's Holdings, Cl. A.....................      85,110       $ 1,962,849
                             Sterling Commerce.............................      60,760 (a)     2,586,097
                             Sterling Software.............................     121,620 (a)     3,215,329
                             SunGuard Data Systems.........................     109,760 (a)     3,910,200
                             Tech Data.....................................      67,290 (a)     3,356,089
                             Thiokol.......................................      27,880         1,502,035
                             Waters........................................      41,700 (a)     2,230,950
                             Zebra Technologies, Cl. A.....................      57,990 (a)     2,247,112
                             Ziff-Davis....................................      60,000 (a)     1,080,000
                                                                                             ------------
                                                                                               85,100,079
                                                                                             ------------

Consumer Cyclical--17.1%     Action Performance Cos........................      38,800 (a)     1,343,450
                             Black Box.....................................      53,500 (a)     1,778,875
                             Borg-Warner Automotive........................      28,640         1,781,050
                             Chancellor Media, Cl. A.......................      81,400 (a)     3,861,412
                             CompUSA.......................................      87,800 (a)     1,629,788
                             Devon Group...................................      35,660 (a)     2,117,313
                             Ethan Allen Interiors.........................      43,000         2,190,312
                             Fingerhut Cos.................................     128,340         3,802,072
                             Footstar......................................      62,500 (a)     2,488,281
                             General Nutrition.............................      80,750 (a)     2,896,906
                             Harman International..........................      31,325         1,346,975
                             Hollinger International, Cl. A................      99,100         1,536,050
                             Interface, Cl. A..............................      66,690         2,830,157
                             Interstate Hotels.............................      44,210 (a)     1,458,930
                             Michaels Stores...............................      72,500 (a)     2,193,125
                             Promus Hotel..................................      40,715 (a)     1,839,809
                             Reynolds & Reynolds, Cl. A....................      63,420         1,458,660
                             Richfood Holdings.............................      40,515         1,111,630
                             Ryan's Family Steak House.....................     170,120 (a)     1,701,200
                             Safeskin......................................      90,800 (a)     3,234,750
                             Sinclair Broadcast Group, Cl. A...............      61,800 (a)     3,205,875
                             Speedway Motorsports..........................      53,300 (a)     1,455,756
                             Tommy Hilfiger................................      33,640 (a)     2,052,040
                             Tower Automotive..............................      35,600 (a)     1,897,925
                             Wallace Computer Services.....................      62,920         2,269,053
                             Warnaco Group, Cl. A..........................      58,550         2,473,738
                             Zale..........................................      89,590 (a)     2,698,899
                                                                                             ------------
                                                                                               58,654,031
                                                                                             ------------

Consumer Staples--2.8%       Central Garden & Pet..........................      68,900 (a)     2,359,825
                             Dial..........................................      87,100         2,123,062
                             Robert Mondavi, Cl. A.........................      35,100 (a)     1,386,450
                             Suiza Foods...................................      61,687 (a)     3,654,955
                                                                                             ------------
                                                                                                9,524,292
                                                                                             ------------

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)


Common Stocks (continued)                                                        Shares            Value
-------------------------------------------------------------------------------  ------         -----------

Energy--6.0%                 Benton Oil & Gas..............................     118,810 (a)     $ 1,447,997
                             Devon Energy..................................      48,900           1,949,887
                             Holly.........................................      32,440           1,023,887
                             KN Energy.....................................      32,840           1,927,298
                             Newfield Exploration..........................      55,400 (a)       1,343,450
                             Ocean Energy..................................      74,166 (a)       1,817,067
                             Offshore Logistics............................      67,000 (a)       1,582,875
                             Pacific Enterprises...........................      56,270           2,191,013
                             R&B Falcon....................................      75,100 (a)       2,407,894
                             Smith International...........................      39,060 (a)       2,294,775
                             Ultramar Diamond Shamrock.....................      31,500           1,017,844
                             WICOR ........................................      34,240           1,641,380
                                                                                               ------------
                                                                                                 20,645,367
                                                                                               ------------
 Health Care--8.2%          AmeriSource Health, Cl. A.....................       66,190 (a)       3,607,355
                            Dura Pharmaceuticals..........................       46,900 (a)       1,242,850
                            ESC Medical Systems...........................       52,300 (a)       1,699,750
                            Lincare Holdings..............................       40,590 (a)       3,292,864
                            Orthodontic Centers of America................      129,200 (a)       2,761,650
                            PSS World Medical.............................      128,400 (a)       2,880,975
                            PhyCor........................................       84,000 (a)       1,911,000
                            Quorum Heath Group............................       84,550 (a)       2,716,169
                            Sun Healthcare Group..........................       88,200 (a)       1,477,350
                            Universal Health Services, Cl. B..............       48,940 (a)       2,817,109
                            Watson Pharmaceuticals........................       86,460 (a)       3,717,780
                                                                                               ------------
                                                                                                 28,124,852
                                                                                               ------------

Interest Sensitive--20.9%   AMBAC ........................................       49,000           2,777,687
                            AMRESCO.......................................       81,040 (a)       2,937,700
                            AmeriCredit...................................       42,700 (a)       1,417,106
                            Amerin........................................       58,600 (a)       1,864,212
                            Bank United, Cl. A............................       39,210           2,029,117
                            Boston Properties.............................       86,700           2,866,519
                            CMAC Investment...............................       62,820           4,055,816
                            Camden Property Trust.........................       55,900           1,638,569
                            City National.................................       83,010           3,086,934
                            Cullen Frost Bankers..........................       22,690           1,327,365
                            EVEREN Capital................................       40,160           2,136,010
                            Edwards (A.G.)................................       67,985           3,059,325
                            Equity Office Properties Trust................       68,315           1,942,708
                            FelCor Suite Hotels...........................       39,300           1,375,500
                            First Empire State............................        5,156           2,629,560
                            First Tennessee National......................       80,520           2,772,908
                            Franchise Finance Corp. of America............       52,630           1,411,142
                            Health Care Property Investors................       43,450           1,466,438


Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)


Common Stocks (continued)                                                        Shares            Value
-------------------------------------------------------------------------------  ------        ------------

Interest Sensitive (continued) Hibernia, Cl. A...............................   128,400        $ 2,624,175
                               Highwoods Properties..........................    45,700          1,553,800
                               Life Re.......................................    21,800          1,569,600
                               Mack-Cali Realty..............................    52,970          1,989,686
                               Mercantile Bankshares.........................    43,800          1,680,825
                               Mid Ocean.....................................    29,710          2,239,391
                               Old Kent Financial............................    74,448          2,894,166
                               Pacific Gulf Properties.......................    75,600          1,663,200
                               People's Bank.................................    52,760          2,037,855
                               Peoples Hertiage Financial Group..............    42,200          2,036,150
                               Protective Life...............................    61,400          2,279,475
                               Reliance Group Holdings.......................   134,870          2,334,937
                               Sovereign Bancorp.............................    99,060          1,869,758
                               TCF Financial.................................    78,100          2,543,131
                               Waddell & Reed Financial, Cl. A...............    67,700          1,675,575
                                                                                              ------------
                                                                                                71,786,340
                                                                                              ------------

Mining and Metals--2.1%        Brush Wellman.................................    47,100          1,283,475
                               Cable Design Technologies.....................    57,115 (a)      1,520,687
                               IMCO Recycling................................    69,880          1,292,780
                               Texas Industries..............................    24,600          1,585,163
                               Titanium Metals...............................    62,700 (a)      1,669,387
                                                                                              ------------
                                                                                                 7,351,492
                                                                                              ------------

Transportation--2.5%           Air Express International.....................    41,365          1,085,831
                               America West Holdings, Cl. B..................   135,440 (a)      4,097,060
                               Teekay Shipping...............................    38,600          1,186,950
                               Wisconsin Central Transportation..............    84,500 (a)      2,070,250
                                                                                              ------------
                                                                                                 8,440,091
                                                                                              ------------

Utilities--7.4%                CalEnergy.....................................    80,940 (a)      2,640,667
                               Calpine.......................................   105,200 (a)      1,900,175
                               DQE...........................................    63,270          2,174,906
                               Illinova......................................    78,430          2,397,017
                               LCI International.............................    58,690 (a)      2,332,927
                               MidAmerican Energy Holdings...................    96,154          2,031,253
                               Montana Power.................................    66,900          2,487,844
                               NIPSCO Industries.............................    88,700          2,378,269
                               Pinnacle West Capital.........................    50,590          2,238,608
                               Tel-Save Holdings.............................   108,500 (a)      2,475,156
                               Transaction Network Services..................   116,100 (a)      2,365,538
                                                                                              ------------
                                                                                                25,422,360
                                                                                              ------------
                               TOTAL COMMON STOCKS
                                  (cost $273,604,582)........................                 $338,814,752
                                                                                              ============


Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

                                                                                   Principal
Short-Term Investments--2.3%                                                        Amount          Value
-------------------------------------------------------------------------------  -----------     -----------


Repurchase Agreements:      Goldman Sachs & Co., Tri-Party Repurchase Agreement,
                              5.52% dated 4/30/1998 to be repurchased at
                              $7,908,011 on 5/1/98, collateralized by $7,828,000
                              U.S Treasury Notes, 6.125% due 8/15/2007
                              (cost $ 7,906,799).........................        $ 7,906,799     $  7,906,799
                                                                                                 ============

TOTAL INVESTMENTS (cost $281,511,381)..........................................       101.0%     $346,721,551
                                                                                     =======     ============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................        (1.0%)    $ (3,509,634)
                                                                                     =======     ============
NET ASSETS.....................................................................       100.0%     $343,211,917
                                                                                     =======     ============



Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a) Non-income producing.


                            See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  April 30, 1998 (Unaudited)

                                                                                      Cost             Value
                                                                                 --------------    -------------
ASSETS:          Investments in securities--See Statement of Investments...      $281,511,381     $346,721,551
                 Cash......................................................                            554,736
                 Receivable for investment securities sold.................                          2,327,138
                 Receivable for shares of Capital Stock subscribed.........                            414,212
                 Dividends and interest receivable.........................                            191,111
                                                                                                 -------------
                                                                                                   350,208,748
                                                                                                 -------------

LIABILITIES:     Due to The Dreyfus Corporation and affiliates.............                            348,323
                 Due to Distributor........................................                             28,110
                 Payable for investment securities purchased...............                          6,387,353
                 Payable for shares of Capital Stock redeemed..............                            232,742
                 Commitment fees payable...................................                                303
                                                                                                 -------------
                                                                                                     6,996,831
                                                                                                 -------------

NET ASSETS.................................................................                       $343,211,917
                                                                                                 =============

REPRESENTED BY:  Paid-in capital...........................................                       $272,318,449
                 Accumulated investment (loss).............................                           (431,118)
                 Accumulated net realized gain (loss) on investments                                 6,114,416
                 Accumulated net unrealized appreciation (depreciation)
                   on investments--Note 3.................................                           5,210,170
                                                                                                --------------
NET ASSETS................................................................                        $343,211,917
                                                                                                ==============





                                           NET ASSET VALUE PER SHARE
                                           -------------------------

                                                       Class A         Class B        Class C       Class R
                                                     ------------   -------------   -----------  ------------
Net Assets.........................................   $12,654,315  $28,738,533      $5,101,025   $296,718,044
Shares Outstanding.................................       648,537    1,510,532         268,008     15,134,701
NET ASSET VALUE PER SHARE..........................        $19.51       $19.03          $19.03         $19.61
                                                          =======      =======         =======        =======




                                         See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Operations              Six Months Ended April 30, 1998 (Unaudited)


INVESTMENT INCOME


INCOME:             Cash dividends (net of $1,448 foreign taxes
                      withheld at source)......................     $ 1,591,571
                    Interest...................................         127,057
                                                                   ------------
                    Total Income.............................                     $ 1,718,628


EXPENSES:           Management fee--Note 2(a)...................      1,860,461
                    Distribution and service fees--Note 2(b)....        148,291
                    Interest expense--Note 4....................          4,163
                    Loan commitment fees--Note 4................            695
                                                                   ------------
                       Total Expenses...........................                    2,013,610
                                                                                 ------------



INVESTMENT (LOSS)...............................................                     (294,982)



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                    Net realized gain (loss) on investments......   $ 6,013,130
                    Net unrealized appreciation (depreciation)
                      on investments.............................    19,756,535
                                                                   ------------



NET REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS............                 25,769,665
                                                                                 -----------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............                $25,474,683
                                                                                 ===========

                            See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                Six Months Ended
                                                                                 April 30, 1998      Year Ended
                                                                                 (Unaudited)      October 31, 1997
                                                                                ---------------   -----------------
OPERATIONS:
  Investment (loss)--net.................................................       $   (294,982)        $  (111,253)
  Net realized gain (loss) on investments................................          6,013,130          13,719,411
  Net unrealized appreciation (depreciation) on investments..............         19,756,535          35,272,690
                                                                                ------------        ------------
    Net Increase (Decrease) in Net Assets Resulting from Operations......         25,474,683          48,880,848
                                                                                ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net realized gain on investments:
    Class A shares.........................................................         (461,519)           (199,136)
    Class B shares.........................................................       (1,021,400)           (233,749)
    Class C shares.........................................................         (203,437)            (29,222)
    Class R shares.........................................................      (11,930,677)         (5,553,471)
                                                                                ------------        ------------
Total Dividends............................................................      (13,617,033)         (6,015,578)
                                                                                ------------        ------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares........................................................         3,934,600           7,756,378
    Class B shares........................................................         9,278,023          13,645,665
    Class C shares........................................................         2,074,075           3,378,302
    Class R shares........................................................        61,359,342         109,886,175
  Dividends reinvested:
    Class A shares........................................................           420,282             176,180
    Class B shares........................................................           857,939             213,766
    Class C shares........................................................           102,620              12,117
    Class R shares........................................................         9,789,100           4,568,652
  Cost of shares redeemed:
    Class A shares........................................................        (1,306,563)         (4,230,344)
    Class B shares........................................................        (1,586,827)         (1,446,495)
    Class C shares........................................................          (868,673)           (502,107)
    Class R shares........................................................       (29,084,620)        (21,178,571)
                                                                                ------------        ------------
    Increase (Decrease) in Net Assets from Capital Stock Transactions.....        54,969,298         112,279,718
                                                                                ------------        ------------
      Total Increase (Decrease) in Net Assets.............................        66,826,948         155,144,988

NET ASSETS:
  Beginning of Period.....................................................       276,384,969         121,239,981
                                                                                 -----------       -------------
  End of Period...........................................................      $343,211,917        $276,384,969
                                                                                ============       =============
Investment (loss)--net....................................................      $   (431,118)       $   (136,136)
                                                                                ------------       -------------




                      See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                              Shares
                                                                                 ------------------------------------
                                                                                  Six Months Ended
                                                                                   April 30, 1998        Year Ended
                                                                                   (Unaudited)        October 31, 1997
                                                                                  ---------------     ----------------
CAPITAL SHARE TRANSACTIONS:

Class A
--------
Shares sold................................................................          207,596              466,115
Shares issued for dividends reinvested.....................................           24,003               11,606
Shares redeemed............................................................          (69,484)            (248,004)
                                                                                  ----------           ----------
               Net Increase (Decrease) in Shares Outstanding...............          162,115              229,717
                                                                                  ==========           ==========


Class B
--------
Shares sold................................................................          507,408             802,692
Shares issued for dividends reinvested.....................................           50,084              14,270
Shares redeemed............................................................          (87,044)            (86,680)
                                                                                  ----------          ----------
               Net Increase (Decrease) in Shares Outstanding...............          470,448             730,282
                                                                                  ==========          ==========


Class C
--------
Shares sold................................................................         113,369             191,557
Shares issued for dividends reinvested.....................................           5,991                 809
Shares redeemed............................................................         (48,230)            (29,834)
                                                                                 ----------           ---------
               Net Increase (Decrease) in Shares Outstanding...............          71,130             162,532
                                                                                 ==========           =========

Class R
--------
Shares sold................................................................       3,261,023           6,439,905
Shares issued for dividends reinvested.....................................         556,832             300,569
Shares redeemed............................................................      (1,569,567)         (1,260,471)
                                                                                 ----------           ---------
               Net Increase (Decrease) in Shares Outstanding...............       2,248,288           5,480,003
                                                                                 ==========           =========





                          See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Financial Highlights

Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   Class A Shares
                                                              ------------------------------------------------------
                                                               Six Months Ended
                                                                April 30, 1998        Year Ended October 31,
                                                                                 -----------------------------------
PER SHARE DATA:                                                  (Unaudited)     1997     1996     1995    1994(1)(2)
                                                                 -----------    ------   ------   ------   ---------
Net asset value, beginning of period.....................          $18.89       $15.13   $13.09   $10.07    $10.00
                                                                  -------       ------   ------   ------    ------
Investment Operations:
Investment income (loss)--net............................            (.01)        (.04)    (.02)     .02       .01
Net realized and unrealized gain (loss) on investments...            1.54         4.52     2.48     3.03       .06
                                                                  -------       ------   ------   ------    ------
Total from Investment Operations.........................            1.53         4.48     2.46     3.05       .07
                                                                  -------       ------   ------   ------    ------
Distributions:
Dividends from investment income--net....................             --           --      --       (.03)      --
Dividends from net realized gain on investments..........            (.91)        (.72)    (.42)     --        --
                                                                  -------       ------   ------   ------    ------
Total Distributions......................................            (.91)        (.72)    (.42)    (.03)      --
                                                                  -------       ------   ------   ------    ------
Net asset value, end of period...........................           $19.51      $18.89   $15.13   $13.09    $10.07
                                                                  ========      ======   ======   ======    ======
TOTAL INVESTMENT RETURN(3)...............................             8.62%(4)   30.73%   19.22%   30.31%      .70%(4)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets..................              .74%(4)    1.50%    1.50%    1.50%      .25%(4)
Ratio of net investment income (loss) to average net assets           (.17%)(4)   (.35%)   (.16%)    .10%      .14%(4)
Portfolio Turnover Rate..................................            22.83%(4)   39.18%   49.03%   56.00%     8.00%(4)
Average commission rate paid(5)..........................           $.0571      $.0561   $.0528      --         --
Net Assets, end of period (000's omitted)................          $12,654      $9,190   $3,884   $1,359       $60


----------------
(1) The Fund commenced operations and commended selling Investor shares on September 2, 1994. Effective October 17, 1994, the Fund's Investor shares were redesignated as Class A shares.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3) Exclusive of sales load.
(4) Not annualized.
(5) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




                        See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                      Class B Shares
                                                               -----------------------------------------------------
                                                               Six Months Ended
                                                                April 30, 1998        Year Ended October 31,
                                                                                 -----------------------------------
PER SHARE DATA:                                                  (Unaudited)      1997          1996         1995(1)
                                                                 -----------     ------        ------       --------
Net asset value, beginning of period...........................    $18.51        $14.95        $13.05        $ 9.49
                                                                   ------        ------        ------        ------
Investment Operations:
Investment income (loss)--net..................................      (.04)         (.03)         (.07)         (.03)
Net realized and unrealized gain (loss) on investments.........      1.47          4.31          2.39          3.59
                                                                   ------        ------        ------        ------
Total from Investment Operations...............................      1.43          4.28          2.32          3.56
                                                                   ------        ------        ------        ------
Distributions:
Dividends from net realized gain on investments................      (.91)         (.72)         (.42)         --
                                                                   ------        ------        ------        ------
Net asset value, end of period.................................    $19.03        $18.51        $14.95        $13.05
                                                                   ======        ======        ======        ======
TOTAL INVESTMENT RETURN(2).....................................      8.24%(3)     29.72%        18.17%        37.51%(3)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets........................      1.12%(3)      2.25%         2.25%         1.95%(3)
Ratio of net investment income (loss) to average net assets....      (.55%)(3)    (1.02%)        (.93%)        (.56%)(3)
Portfolio Turnover Rate........................................     22.83%(3)     39.18%        49.03%        56.00%
Average commission rate paid(4)................................    $.0571        $.0561        $.0528           --
Net Assets, end of period (000's Omitted)......................   $28,739       $19,257        $4,633        $1,025


------------------
(1) The Fund commenced selling Class B shares on December 19, 1994.
(2) Exclusive of sales load.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.







                           See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                      Class C Shares
                                                               -----------------------------------------------------
                                                               Six Months Ended
                                                                April 30, 1998        Year Ended October 31,
                                                                                 -----------------------------------
PER SHARE DATA:                                                  (Unaudited)      1997          1996         1995(1)
                                                                 -----------     ------        ------       --------

Net asset value, beginning of period...........................    $18.52        $14.95        $13.04        $ 9.49
                                                                   ------        ------        ------        ------
Investment Operations:
Investment income (loss)--net..................................      (.06)          .01          (.09)         (.01)
Net realized and unrealized gain (loss) on investments.........      1.48          4.28          2.42          3.56
                                                                   ------        ------        ------        ------
Total from Investment Operations...............................      1.42          4.29          2.33          3.55
                                                                   ------        ------        ------        ------
Distributions:
Dividends from net realized gain on investments................      (.91)         (.72)         (.42)          --
                                                                   ------        ------        ------        ------
Net asset value, end of period.................................    $19.03        $18.52        $14.95        $13.04
                                                                   ======        ======        ======        ======
TOTAL INVESTMENT RETURN(2).....................................      8.18%(3)     29.79%        18.27%        37.41%(3)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets........................      1.12%(3)      2.25%         2.25%         1.14%(3)
Ratio of net investment income (loss) to average net assets....      (.55%)(3)    (1.01)%        (.93%)        (.33%)(3)
Portfolio Turnover Rate........................................     22.83%(3)     39.18%        49.03%        56.00%
Average commission rate paid(4)................................    $.0571        $.0561        $.0528           --
Net Assets, end of period (000's Omitted)......................    $5,101        $3,647          $514          $147


------------------
(1) The Fund commenced selling Class C shares on April 30, 1995.
(2) Exclusive of sales load.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



                                 See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                     Class R Shares
                                                              -------------------------------------------------------
                                                               Six Months Ended
                                                                April 30, 1998        Year Ended October 31,
                                                                                 ------------------------------------
PER SHARE DATA:                                                  (Unaudited)     1997      1996     1995    1994(1)(2)
                                                                 -----------    ------    ------   ------   ---------
Net asset value, beginning of period.....................          $18.96       $15.15    $13.10   $10.07    $10.00
                                                                  -------       ------    ------   ------    ------
Investment Operations:
Investment income (loss)--net............................            (.01)        --         .01      .04       .02
Net realized and unrealized gain (loss) on investments...            1.57         4.53      2.48     3.04       .05
                                                                  -------       ------    ------   ------    ------
Total from Investment Operations.........................            1.56         4.53      2.49     3.08       .07
                                                                  -------       ------    ------   ------    ------
Distributions:
Dividends from investment income--net....................             --          --        (.02)    (.05)      --
Dividends from net realized gain on investments..........            (.91)        (.72)     (.42)     --        --
                                                                  -------       ------    ------   ------    ------
Total Distributions......................................            (.91)        (.72)     (.44)    (.05)      --
                                                                  -------       ------    ------   ------    ------
Net asset value, end of period...........................          $19.61       $18.96    $15.15   $13.10    $10.07
                                                                  =======       ======    ======   ======    ======
TOTAL INVESTMENT RETURN..................................            8.70%(3)    31.04%    19.43%   30.70%      .70%(3)
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets..................             .62%(3)     1.25%     1.25%    1.25%      .21%(3)
Ratio of net investment income (loss) to average net assets          (.05%)(3)     .02%      .09%     .35%      .18%(3)
Portfolio Turnover Rate..................................           22.83%(3)    39.18%    49.03%   56.00%     8.00%(3)
Average commission rate paid(4)..........................          $.0571       $.0561    $.0528      --        --
Net Assets, end of period (000's omitted)................        $296,718     $244,292  $112,209  $44,091   $10,747


--------------
(1) The Fund commenced operations and commended selling Trust shares on September 2, 1994. Effective October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.
(2) Effective October 17, 1994, The Dreyfus
    Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




                         See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
Dreyfus Premier Small Company Stock Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering eighteen series including the Fund. The Fund's investment objective is to consistently exceed the total return performance of the Russell 2500(TM) Stock Index while maintaining a similar level of risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue 168 million of $.001 par value Capital Stock. The Fund currently offers four classes of shares:
Class A (27 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (41 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities,

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net, if any, are declared and paid on a quarterly basis. Dividends, from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the Fund' average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (The $1,000 attendance fee and reimbursement of meeting expenses are also borne pro rata by Dreyfus High Yield Strategies Fund.) These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $11,465 during the period ended April 30, 1998 from commissions earned on sales of the Fund's shares.

(b) Distribution and service plan: The Fund has adopted a Distribution Plan
(the "Plan") pursuant to Rule 12b-1 under the Act relating to its Class A, B and C shares. Under the Plan, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor and Dreyfus Service Corporation for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of
 .75% of the value of the average daily net assets of Class B and Class C shares. Class B and

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended April 30, 1998, the distribution fee for Class A, Class B and Class C shares was $12,938, $85,531 and $15,984, respectively. During the period ended April 30, 1998, the service fee for Class B shares and Class C shares was $28,510 and $5,328, respectively.

Under its terms, the Plan and the service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of the majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:
The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998, amounted to $111,224,775 and $67,950,077, respectively.

At April 30, 1998, accumulated net unrealized appreciation on investments was $65,210,170, consisting of $74,861,174 gross unrealized appreciation and $9,651,004 gross unrealized depreciation.

At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The Fund participates with other Dreyfus-managed Funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended April 30, 1998 was approximately $142,000, with a related weighted average annualized interest rate of 5.91%.

Dreyfus Premier Small Company
Stock Fund
200 Park Avenue
New York, NY 10166


Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166


Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258


Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                                 385/685SA984